Exhibit 99.2

American Financial Group, Inc. Investor Supplement - First Quarter 2018

May 2, 2018

American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower
301 E Fourth Street
Cincinnati, OH 45202
513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - First Quarter 2018

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Highlights
Net earnings	$145	$166	$11	$145	$153	$475	$649
Core net operating earnings	219	197	95	145	151	588	534
Total assets	60,656	60,658	60,163	58,618	57,464	60,658	55,072
Adjusted shareholders’ equity (a)	4,865	4,724	4,852	4,837	4,815	4,724	4,617
Property and Casualty net written premiums	1,102	1,161	1,433	1,130	1,027	4,751	4,386
Annuity statutory premiums	1,148	909	876	1,266	1,290	4,341	4,435
Per share data
Diluted earnings per share	$1.60	$1.84	$0.13	$1.61	$1.72	$5.28	$7.33
Core net operating earnings per share	2.42	2.20	1.06	1.61	1.69	6.55	6.03
Adjusted book value per share (a)	54.74	53.51	55.08	54.97	54.98	53.51	53.11
Cash dividends per common share	0.3500	2.3500	0.3125	1.8125	0.3125	4.7875	2.1525
Financial ratios
Annualized return on equity (b)	12.3%	14.4%	1.0%	12.3%	13.3%	10.3%	14.8%
Annualized core operating return on equity (b)	18.6%	17.2%	8.1%	12.3%	13.1%	12.7%	12.2%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	57.8%	59.8%	71.4%	59.5%	59.5%	62.9%	61.7%
Underwriting expense ratio	33.9%	27.5%	27.9%	33.7%	32.7%	30.2%	30.6%

Combined ratio - Specialty	91.7%	87.3%	99.3%	93.2%	92.2%	93.1%	92.3%

Net spread on fixed annuities:
Net interest spread	2.75%	2.62%	2.69%	2.61%	2.58%	2.62%	2.73%
Net spread earned:
Before impact of fair value accounting	1.38%	1.34%	1.36%	1.32%	1.31%	1.33%	1.39%
Impact of fair value accounting (c)	0.16%	(0.13%)	(0.05%)	(0.21%)	(0.03%)	(0.10%)	(0.10%)

After impact of fair value accounting	1.54%	1.21%	1.31%	1.11%	1.28%	1.23%	1.29%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 19.
(b)	Excludes accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Property and Casualty Insurance
Underwriting profit	$91	$155	$8	$72	$78	$313	$337
Net investment income	100	86	94	96	86	362	350
Other income (expense)	(3)	(8)	(7)	(5)	5	(15)	(57)

Property and Casualty Insurance operating earnings	188	233	95	163	169	660	630
Annuity earnings	125	97	102	85	96	380	368
Interest expense of parent holding companies	(15)	(20)	(21)	(23)	(21)	(85)	(77)
Other expense	(27)	(27)	(18)	(21)	(26)	(92)	(97)

Pre-tax core operating earnings	271	283	158	204	218	863	824
Income tax expense	52	86	63	59	67	275	290

Core net operating earnings	219	197	95	145	151	588	534
Non-core items, net of tax:
Realized gains (losses) on securities	(74)	4	(8)	5	2	3	13
Gain on sale of subsidiaries	—	—	—	—	—	—	1
Gain on sale of apartment property	—	—	—	—	—	—	15
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	(58)	—	—	(58)	(23)
Former Railroad and Manufacturing operations	—	—	(16)	—	—	(16)	(3)
Neon exited lines charge	—	18	—	—	—	18	(65)
Tax benefit related to National Interstate merger	—	—	—	—	—	—	66
Tax benefit related to Neon restructuring	—	56	—	—	—	56	111
Tax expense related to change in U.S. corporate tax rate	—	(83)	—	—	—	(83)	—
Loss on retirement of debt	—	(26)	(2)	(5)	—	(33)	—

Net earnings	$145	$166	$11	$145	$153	$475	$649

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Core net operating earnings	$219	$197	$95	$145	$151	$588	$534

Net earnings	$145	$166	$11	$145	$153	$475	$649

Average number of diluted shares	90.431	90.109	89.984	89.799	89.342	89.812	88.530
Diluted earnings per share:
Core net operating earnings per share	$2.42	$2.20	$1.06	$1.61	$1.69	$6.55	$6.03
Realized gains (losses) on securities	(0.82)	0.04	(0.08)	0.05	0.03	0.03	0.16
Gain on sale of subsidiaries	—	—	—	—	—	—	0.01
Gain on sale of apartment property	—	—	—	—	—	—	0.17
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	(0.64)	—	—	(0.64)	(0.26)
Former Railroad and Manufacturing operations	—	—	(0.18)	—	—	(0.18)	(0.04)
Neon exited lines charge	—	0.19	—	—	—	0.19	(0.73)
Tax benefit related to National Interstate merger	—	—	—	—	—	—	0.74
Tax benefit related to Neon restructuring	—	0.62	—	—	—	0.62	1.25
Tax expense related to change in U.S. corporate tax rate	—	(0.92)	—	—	—	(0.92)	—
Loss on retirement of debt	—	(0.29)	(0.03)	(0.05)	—	(0.37)	—

Diluted earnings per share	$1.60	$1.84	$0.13	$1.61	$1.72	$5.28	$7.33

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Property and Transportation	$33	$84	$6	$21	$43	$154	$166
Specialty Casualty	41	58	2	29	15	104	78
Specialty Financial	15	19	(3)	23	22	61	84
Other Specialty	3	(5)	4	—	(1)	(2)	9

Underwriting profit - Specialty	92	156	9	73	79	317	337
Other core charges, included in loss and LAE	1	1	1	1	1	4	—

Underwriting profit - Core	91	155	8	72	78	313	337
Special A&E charges, included in loss and LAE	—	—	(89)	—	—	(89)	(36)
Neon exited lines charge, included in loss and LAE	—	18	—	—	—	18	(57)
Neon exited lines charge, included in underwriting expenses	—	—	—	—	—	—	(8)

Underwriting profit (loss) - Property and Casualty Insurance	$91	$173	$(81)	$72	$78	$242	$236

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$4	$6	$—	$—	$10	$—
Catastrophe loss	13	8	107	18	7	140	55

Total current accident year catastrophe losses	$13	$12	$113	$18	$7	$150	$55

Prior year loss reserve development (favorable) / adverse	$(56)	$(66)	$52	$(22)	$(28)	$(64)	$32

Combined ratio:
Property and Transportation	90.4%	82.6%	98.9%	94.2%	87.3%	91.0%	90.0%
Specialty Casualty	92.9%	90.0%	99.5%	94.7%	97.0%	95.2%	96.1%
Specialty Financial	90.2%	86.2%	102.2%	84.4%	85.0%	89.4%	84.9%
Other Specialty	90.7%	123.0%	85.1%	98.3%	105.8%	102.7%	91.4%
Combined ratio - Specialty	91.7%	87.3%	99.3%	93.2%	92.2%	93.1%	92.3%
Other core charges	0.1%	0.1%	0.1%	0.2%	0.1%	0.1%	(0.1%)
Neon exited lines charge, loss and LAE	0.0%	(1.4%)	0.0%	0.0%	0.0%	(0.4%)	1.3%
Neon exited lines charge, underwriting expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%
Special A&E charges	0.0%	0.0%	7.0%	0.0%	0.0%	1.9%	0.8%

Combined ratio	91.8%	86.0%	106.4%	93.4%	92.3%	94.7%	94.5%

Combined ratio excl. catastrophe and prior year development	95.6%	90.8%	93.8%	93.7%	94.3%	93.1%	92.4%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	61.7%	63.3%	65.9%	60.0%	61.6%	62.9%	61.8%
Prior accident year loss reserve development	(5.0%)	(5.4%)	4.2%	(2.0%)	(2.7%)	(1.4%)	0.7%
Current accident year catastrophe loss	1.2%	0.6%	8.4%	1.7%	0.7%	3.0%	1.3%

Loss and LAE ratio	57.9%	58.5%	78.5%	59.7%	59.6%	64.5%	63.8%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Gross written premiums	$1,458	$1,571	$2,104	$1,503	$1,324	$6,502	$5,981
Ceded reinsurance premiums	(356)	(410)	(671)	(373)	(297)	(1,751)	(1,595)

Net written premiums	1,102	1,161	1,433	1,130	1,027	4,751	4,386
Change in unearned premiums	5	64	(166)	(65)	(5)	(172)	(58)

Net earned premiums	1,107	1,225	1,267	1,065	1,022	4,579	4,328
Loss and LAE	640	733	905	634	608	2,880	2,669
Underwriting expense	375	336	353	358	335	1,382	1,322

Underwriting profit	$92	$156	$9	$73	$79	$317	$337

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$4	$6	$—	$—	$10	$—
Catastrophe loss	13	8	107	18	7	140	55

Total current accident year catastrophe losses	$13	$12	$113	$18	$7	$150	$55

Prior year loss reserve development (favorable) / adverse	$(57)	$(49)	$(38)	$(23)	$(29)	$(139)	$(61)

Combined ratio:
Loss and LAE ratio	57.8%	59.8%	71.4%	59.5%	59.5%	62.9%	61.7%
Underwriting expense ratio	33.9%	27.5%	27.9%	33.7%	32.7%	30.2%	30.6%

Combined ratio	91.7%	87.3%	99.3%	93.2%	92.2%	93.1%	92.3%

Combined ratio excl. catastrophe and prior year development	95.6%	90.8%	93.8%	93.7%	94.3%	93.1%	92.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	61.7%	63.3%	65.9%	60.0%	61.6%	62.9%	61.8%
Prior accident year loss reserve development	(5.1%)	(4.1%)	(2.9%)	(2.2%)	(2.8%)	(3.0%)	(1.4%)
Current accident year catastrophe loss	1.2%	0.6%	8.4%	1.7%	0.7%	3.0%	1.3%

Loss and LAE ratio	57.8%	59.8%	71.4%	59.5%	59.5%	62.9%	61.7%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Gross written premiums	$426	$626	$1,073	$573	$416	$2,688	$2,504
Ceded reinsurance premiums	(102)	(202)	(449)	(180)	(92)	(923)	(832)

Net written premiums	324	424	624	393	324	1,765	1,672
Change in unearned premiums	26	61	(97)	(36)	18	(54)	(10)

Net earned premiums	350	485	527	357	342	1,711	1,662
Loss and LAE	220	325	407	232	208	1,172	1,114
Underwriting expense	97	76	114	104	91	385	382

Underwriting profit	$33	$84	$6	$21	$43	$154	$166

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$2	$—	$—	$2	$—
Catastrophe loss	5	(3)	23	11	5	36	31

Total current accident year catastrophe losses	$5	$(3)	$25	$11	$5	$38	$31

Prior year loss reserve development (favorable) / adverse	$(18)	$(4)	$(8)	$(11)	$(17)	$(40)	$(21)

Combined ratio:
Loss and LAE ratio	63.0%	67.1%	77.3%	64.9%	60.8%	68.5%	67.0%
Underwriting expense ratio	27.4%	15.5%	21.6%	29.3%	26.5%	22.5%	23.0%

Combined ratio	90.4%	82.6%	98.9%	94.2%	87.3%	91.0%	90.0%

Combined ratio excl. catastrophe and prior year development	94.1%	84.0%	96.0%	94.3%	90.7%	91.2%	89.3%

Loss and LAE components:
Current accident year, excluding catastrophe loss	66.7%	68.5%	74.4%	65.0%	64.2%	68.7%	66.3%
Prior accident year loss reserve development	(5.1%)	(0.8%)	(1.5%)	(3.1%)	(4.8%)	(2.3%)	(1.2%)
Current accident year catastrophe loss	1.4%	(0.6%)	4.4%	3.0%	1.4%	2.1%	1.9%

Loss and LAE ratio	63.0%	67.1%	77.3%	64.9%	60.8%	68.5%	67.0%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Gross written premiums	853	$737	$850	$756	$744	$3,087	$2,792
Ceded reinsurance premiums	(259)	(182)	(226)	(195)	(204)	(807)	(756)

Net written premiums	594	555	624	561	540	2,280	2,036
Change in unearned premiums	(15)	18	(56)	(24)	(32)	(94)	(30)

Net earned premiums	579	573	568	537	508	2,186	2,006
Loss and LAE	345	338	402	339	331	1,410	1,320
Underwriting expense	193	177	164	169	162	672	608

Underwriting profit	$41	$58	$2	$29	$15	$104	$78

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$4	$2	$—	$—	$6	$—
Catastrophe loss	5	14	54	2	1	71	10

Total current accident year catastrophe losses	$5	$18	$56	$2	$1	$77	$10

Prior year loss reserve development (favorable) / adverse	$(35)	$(52)	$(23)	$(5)	$(6)	$(86)	$(13)

Combined ratio:
Loss and LAE ratio	59.5%	59.1%	70.7%	63.1%	65.2%	64.5%	65.8%
Underwriting expense ratio	33.4%	30.9%	28.8%	31.6%	31.8%	30.7%	30.3%

Combined ratio	92.9%	90.0%	99.5%	94.7%	97.0%	95.2%	96.1%

Combined ratio excl. catastrophe and prior year development	97.9%	96.7%	94.0%	95.2%	97.9%	95.9%	96.3%

Loss and LAE components:
Current accident year, excluding catastrophe loss	64.5%	65.8%	65.2%	63.6%	66.1%	65.2%	66.0%
Prior accident year loss reserve development	(6.0%)	(9.2%)	(4.0%)	(0.9%)	(1.1%)	(4.0%)	(0.7%)
Current accident year catastrophe loss	1.0%	2.5%	9.5%	0.4%	0.2%	3.3%	0.5%

Loss and LAE ratio	59.5%	59.1%	70.7%	63.1%	65.2%	64.5%	65.8%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Gross written premiums	179	$208	$181	$174	$164	$727	$685
Ceded reinsurance premiums	(31)	(52)	(31)	(25)	(23)	(131)	(113)

Net written premiums	148	156	150	149	141	596	572
Change in unearned premiums	1	(15)	(8)	(3)	6	(20)	(15)

Net earned premiums	149	141	142	146	147	576	557
Loss and LAE	60	47	79	49	52	227	178
Underwriting expense	74	75	66	74	73	288	295

Underwriting profit (loss)	$15	$19	$(3)	$23	$22	$61	$84

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$2	$—	$—	$2	$—
Catastrophe loss	3	(5)	29	5	1	30	11

Total current accident year catastrophe losses	$3	$(5)	$31	$5	$1	$32	$11

Prior year loss reserve development (favorable) / adverse	$(3)	$1	$(5)	$(8)	$(9)	$(21)	$(23)

Combined ratio:
Loss and LAE ratio	40.2%	33.1%	56.0%	33.1%	35.6%	39.4%	32.0%
Underwriting expense ratio	50.0%	53.1%	46.2%	51.3%	49.4%	50.0%	52.9%

Combined ratio	90.2%	86.2%	102.2%	84.4%	85.0%	89.4%	84.9%

Combined ratio excl. catastrophe and prior year development	90.2%	89.1%	84.9%	86.5%	90.6%	87.8%	86.9%

Loss and LAE components:
Current accident year, excluding catastrophe loss	40.2%	36.0%	38.7%	35.2%	41.2%	37.8%	34.0%
Prior accident year loss reserve development	(1.8%)	0.8%	(3.1%)	(5.4%)	(6.4%)	(3.6%)	(4.0%)
Current accident year catastrophe loss	1.8%	(3.7%)	20.4%	3.3%	0.8%	5.2%	2.0%

Loss and LAE ratio	40.2%	33.1%	56.0%	33.1%	35.6%	39.4%	32.0%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	36	26	35	27	22	110	106

Net written premiums	36	26	35	27	22	110	106
Change in unearned premiums	(7)	—	(5)	(2)	3	(4)	(3)

Net earned premiums	29	26	30	25	25	106	103
Loss and LAE	15	23	17	14	17	71	57
Underwriting expense	11	8	9	11	9	37	37

Underwriting profit (loss)	$3	$(5)	$4	$—	$(1)	$(2)	$9

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	2	1	—	—	3	3

Total current accident year catastrophe losses	$—	$2	$1	$—	$—	$3	$3

Prior year loss reserve development (favorable) / adverse	$(1)	$6	$(2)	$1	$3	$8	$(4)

Combined ratio:
Loss and LAE ratio	51.3%	86.2%	52.6%	62.0%	68.0%	66.9%	54.9%
Underwriting expense ratio	39.4%	36.8%	32.5%	36.3%	37.8%	35.8%	36.5%

Combined ratio	90.7%	123.0%	85.1%	98.3%	105.8%	102.7%	91.4%

Combined ratio excl. catastrophe and prior year development	96.6%	94.5%	90.4%	93.5%	93.4%	93.0%	92.8%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Net investment income	$394	$376	$375	$360	$347	$1,458	$1,356
Guaranteed withdrawal benefit fees	16	17	15	14	14	60	53
Policy charges and other miscellaneous income	10	7	11	12	13	43	50

Total revenues	420	400	401	386	374	1,561	1,459
Annuity benefits	182	257	215	224	196	892	800
Acquisition expenses	81	15	54	47	52	168	181
Other expenses	32	31	30	30	30	121	110

Total costs and expenses	295	303	299	301	278	1,181	1,091

Annuity earnings before income taxes	$125	$97	$102	$85	$96	$380	$368

Detail of Annuity earnings before income taxes
Earnings before income taxes and impact of fair value accounting	$112	$108	$106	$101	$98	$413	$395
Impact of fair value accounting (a)	13	(11)	(4)	(16)	(2)	(33)	(27)

Earnings before income taxes	$125	$97	$102	$85	$96	$380	$368

(a)   Changes in fair value of derivatives, offset by an estimate of the related acceleration/deceleration of the amortization of deferred policy acquistion costs and the deferred sales inducements, were as follows:

Interest on Embedded Derivative liability	$(7)	$(5)	$(4)	$(4)	$(3)	$(16)	$(7)
Impact of changes in interest rates higher (lower) than expected	27	(12)	(10)	(17)	(11)	(50)	(29)
Change in markets (1)	(2)	9	6	5	9	29	6
Renewal option purchases lower (higher) than expected	(4)	—	1	1	2	4	5
Other (2)	(1)	(3)	3	(1)	1	—	(2)

Impact of Fair Value accounting, as reported	$13	$(11)	$(4)	$(16)	$(2)	$(33)	$(27)

Embedded Derivative liability balance at end of period	$2,549	$2,542	$2,293	$2,129	$1,963	$2,542	$1,759

(1)	Reflects impact of changes in stock market, incuding volatility
(2)	Includes impact of actual vs. expected lapse activity

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Detail of annuity benefits expense:
Interest credited - fixed	$166	$164	$160	$157	$152	$633	$574
Interest credited - fixed component of variable annuities	1	1	1	2	1	5	5
Change in expected death and annuitization reserve	4	5	5	4	4	18	18
Amortization of sales inducements	5	5	4	4	6	19	24
Guaranteed withdrawal benefit reserve	23	16	18	17	16	67	69
Change in other benefit reserves	8	9	16	9	11	45	34
Unlockings (a)	—	35	—	—	—	35	23

Subtotal before impact of fair value accounting	207	235	204	193	190	822	747
Embedded derivative mark-to-market (b)	(63)	178	127	112	147	564	194
Equity option mark-to-market	38	(156)	(116)	(81)	(141)	(494)	(141)

Subtotal impact of fair value accounting	(25)	22	11	31	6	70	53

Total annuity benefits expense	$182	$257	$215	$224	$196	$892	$800

(a)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $32 million in 2017 and $24 million in 2016 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses and other income. In total, AFG recorded an unlocking expense of $3 million in 2017 and an expense reduction of $1 million in 2016.
(b)	Excludes unlocking impact of $25 million in 2017 and $17 million in 2016.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Average fixed annuity investments (at amortized cost) (a)	$33,002	$32,245	$31,713	$30,988	$30,055	$31,250	$28,223
Average annuity benefits accumulated	33,329	32,680	32,029	31,212	30,183	31,526	28,146

Annuity benefits accumulated in excess of investments (a)	$(327)	$(435)	$(316)	$(224)	$(128)	$(276)	$77

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.74%	4.62%	4.70%	4.62%	4.59%	4.63%	4.77%
Interest credited	(1.99%)	(2.00%)	(2.01%)	(2.01%)	(2.01%)	(2.01%)	(2.04%)

Net interest spread on fixed annuities	2.75%	2.62%	2.69%	2.61%	2.58%	2.62%	2.73%
Policy charges and other miscellaneous income	0.10%	0.10%	0.10%	0.12%	0.14%	0.11%	0.15%
Other annuity benefit expenses, net	(0.29%)	(0.21%)	(0.33%)	(0.27%)	(0.31%)	(0.28%)	(0.33%)
Acquisition expenses	(0.94%)	(0.60%)	(0.65%)	(0.58%)	(0.67%)	(0.62%)	(0.70%)
Other expenses	(0.38%)	(0.37%)	(0.36%)	(0.38%)	(0.38%)	(0.37%)	(0.38%)
Change in fair value of derivatives	0.30%	(0.27%)	(0.14%)	(0.39%)	(0.08%)	(0.22%)	(0.19%)
Unlockings	0.00%	(0.06%)	0.00%	0.00%	0.00%	(0.01%)	0.01%

Net spread earned on fixed annuities	1.54%	1.21%	1.31%	1.11%	1.28%	1.23%	1.29%

Average annuity benefits accumulated	$33,329	$32,680	$32,029	$31,212	$30,183	$31,526	$28,146
Net spread earned on fixed annuities	1.54%	1.21%	1.31%	1.11%	1.28%	1.23%	1.29%

Earnings on fixed annuity benefits accumulated	$128	$99	$105	$87	$96	$387	$363
Annuity benefits accumulated in excess of investments	$(327)	$(435)	$(316)	$(224)	$(128)	$(276)	$77
Net investment income (as % of investments)	4.74%	4.62%	4.70%	4.62%	4.59%	4.63%	4.77%

Earnings (loss) on annuity benefits accumulated in excess of investments	$(4)	$(5)	$(4)	$(3)	$(1)	$(13)	$4
Variable annuity earnings	1	3	1	1	1	6	1

Earnings before income taxes	$125	$97	$102	$85	$96	$380	$368

Detail of net spread earned on fixed annuities
Net spread earned - before impact of fair value accounting	1.38%	1.34%	1.36%	1.32%	1.31%	1.33%	1.39%
Change in fair value of derivatives	0.30%	(0.27%)	(0.14%)	(0.39%)	(0.08%)	(0.22%)	(0.19%)
Estimated net offsets to deferred sales inducements and deferred policy acquisition costs	(0.14%)	0.14%	0.09%	0.18%	0.05%	0.12%	0.09%

Net spread earned - after impact of fair value accounting	1.54%	1.21%	1.31%	1.11%	1.28%	1.23%	1.29%

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Retail single premium annuities - indexed	$553	$413	$367	$474	$469	$1,723	$1,714
Retail single premium annuities - fixed	24	22	19	22	20	83	82
Financial institutions single premium annuities - indexed	413	364	360	500	487	1,711	1,950
Financial institutions single premium annuities - fixed	105	63	82	215	262	622	468
Education market - fixed and indexed annuities	46	41	41	47	45	174	184

Subtotal fixed annuity premiums	1,141	903	869	1,258	1,283	4,313	4,398
Variable annuities	7	6	7	8	7	28	37

Total annuity premiums	$1,148	$909	$876	$1,266	$1,290	$4,341	$4,435

Summary by Distribution Channel:
Total retail	$577	$435	$386	$496	$489	$1,806	$1,796

Total financial institutions	$518	$427	$442	$715	$749	$2,333	$2,418

Summary by Product Type:
Total indexed	$992	$802	$746	$998	$977	$3,523	$3,751

Total fixed	$149	$101	$123	$260	$306	$790	$647

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Beginning fixed annuity reserves	$33,005	$32,354	$31,704	$30,719	$29,647	$29,647	$26,371
Premiums	1,141	903	869	1,258	1,283	4,313	4,398
Federal Home Loan Bank (“FHLB”) advances (paydowns)	—	(64)	—	—	—	(64)	150
Surrenders, benefits and other withdrawals	(627)	(596)	(540)	(571)	(539)	(2,246)	(2,189)
Interest and other annuity benefit expenses:
Interest credited	166	164	160	157	152	633	574
Embedded derivative mark-to-market	(63)	178	127	112	147	564	194
Change in other benefit reserves	30	25	34	29	29	117	122
Unlockings	—	41	—	—	—	41	27

Ending fixed annuity reserves	$33,652	$33,005	$32,354	$31,704	$30,719	$33,005	$29,647

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$33,652	$33,005	$32,354	$31,704	$30,719	$33,005	$29,647
Impact of unrealized investment gains on reserves	71	133	138	128	100	133	76
Fixed component of variable annuities	178	178	179	182	183	178	184

Annuity benefits accumulated per balance sheet	$33,901	$33,316	$32,671	$32,014	$31,002	$33,316	$29,907

Annualized surrenders and other withdrawals as a % of beginning reserves	7.6%	7.4%	6.8%	7.4%	7.3%	7.6%	8.3%

American Financial Group, Inc. Guaranteed Minimum Interest Rate (“GMIR”) Analysis ($ in millions)

GMIR	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16
1 - 1.99%	77%	76%	75%	75%	73%	72%
2 - 2.99%	5%	5%	5%	5%	6%	6%
3 - 3.99%	9%	10%	10%	10%	11%	12%
4.00% and above	9%	9%	10%	10%	10%	10%
Annuity Benefits Accumulated	$33,901	$33,316	$32,671	$32,014	$31,002	$29,907
Traditional Fixed and FIA Surrender Value (a) (b)	$25,582	$25,138	$24,428	$23,925	$23,284	$22,264
Ability to Lower Average Crediting Rates by (a) (c)	1.00%	0.92%	0.88%	0.86%	0.82%	0.80%
Pretax earnings impact of crediting guaranteed minimums (a)	$255	$230	$216	$206	$191	$178
(assumes net DAC impact over time = $0)

(a)	Excludes Annuities with Guaranteed Withdrawal Benefits, FHLB advances, immediate reserves and certain other reserves.
(b)	FIA Surrender Value include Host + Embedded Derivatives + Fixed Account values.
(c)	Weighted Average Crediting Rate less GMIR

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16
Assets:
Total cash and investments	$45,949	$46,048	$45,253	$44,779	$43,350	$41,433
Recoverables from reinsurers	3,173	3,369	3,262	2,839	2,735	2,737
Prepaid reinsurance premiums	614	600	691	587	533	539
Agents’ balances and premiums receivable	1,113	1,146	1,173	1,124	989	997
Deferred policy acquisition costs	1,417	1,216	1,119	1,156	1,205	1,239
Assets of managed investment entities	5,090	4,902	4,767	4,873	5,331	4,765
Other receivables	918	1,030	1,545	923	875	908
Variable annuity assets (separate accounts)	632	644	628	620	614	600
Other assets	1,551	1,504	1,526	1,518	1,633	1,655
Goodwill	199	199	199	199	199	199

Total assets	$60,656	$60,658	$60,163	$58,618	$57,464	$55,072

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$9,193	$9,678	$9,563	$8,730	$8,621	$8,563
Unearned premiums	2,413	2,410	2,567	2,294	2,174	2,171
Annuity benefits accumulated	33,901	33,316	32,671	32,014	31,002	29,907
Life, accident and health reserves	656	658	667	676	687	691
Payable to reinsurers	661	743	906	681	621	634
Liabilities of managed investment entities	4,869	4,687	4,506	4,685	5,101	4,549
Long-term debt	1,301	1,301	1,284	1,405	1,283	1,283
Variable annuity liabilities (separate accounts)	632	644	628	620	614	600
Other liabilities	1,847	1,887	1,992	2,201	2,166	1,755

Total liabilities	$55,473	$55,324	$54,784	$53,306	$52,269	$50,153
Redeemable noncontrolling interests	$—	$3	$—	$—	$—	$—
Shareholders’ equity:
Common stock	$89	$88	$88	$88	$88	$87
Capital surplus	1,205	1,181	1,167	1,158	1,138	1,111
Retained earnings	3,584	3,248	3,435	3,451	3,466	3,343
Unrealized gains - equities	—	221	173	158	145	98
Unrealized gains - fixed maturities	342	619	533	481	384	306
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(24)	(13)	(6)	(6)	(8)	(7)
Other comprehensive income, net of tax	(13)	(14)	(11)	(18)	(22)	(22)

Total shareholders’ equity	5,183	5,330	5,379	5,312	5,191	4,916
Noncontrolling interests	—	1	—	—	4	3

Total liabilities and equity	$60,656	$60,658	$60,163	$58,618	$57,464	$55,072

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16
Shareholders’ equity	$5,183	$5,330	$5,379	$5,312	$5,191	$4,916
Unrealized (gains) related to fixed maturities	(318)	(606)	(527)	(475)	(376)	(299)

Adjusted shareholders’ equity	4,865	4,724	4,852	4,837	4,815	4,617
Goodwill	(199)	(199)	(199)	(199)	(199)	(199)
Intangibles	(36)	(27)	(29)	(30)	(32)	(34)

Tangible adjusted shareholders’ equity	$4,630	$4,498	$4,624	$4,608	$4,584	$4,384

Common shares outstanding	88.881	88.275	88.093	88.007	87.592	86.924

Book value per share:
Book value per share	$58.32	$60.38	$61.06	$60.36	$59.26	$56.55
Adjusted (a)	54.74	53.51	55.08	54.97	54.98	53.11
Tangible, adjusted (b)	52.10	50.95	52.50	52.36	52.34	50.43

Market capitalization
AFG’s closing common share price	$112.22	$108.54	$103.45	$99.37	$95.42	$88.12
Market capitalization	$9,974	$9,581	$9,113	$8,745	$8,358	$7,660
Price / Adjusted book value ratio	2.05	2.03	1.88	1.81	1.74	1.66

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16
AFG senior obligations	$1,018	$1,018	$1,003	$1,128	$1,008	$1,008
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,018	$1,018	$1,003	$1,128	$1,008	$1,008
AFG subordinated debentures	300	300	300	300	300	300

Total principal amount of long-term debt	$1,318	$1,318	$1,303	$1,428	$1,308	$1,308
Shareholders’ equity	5,183	5,330	5,379	5,312	5,191	4,916
Noncontrolling interests (including redeemable NCI)	—	4	—	—	4	3
Less:
Unrealized (gains) - fixed maturity investments	(342)	(619)	(533)	(481)	(384)	(306)

Total adjusted capital	$6,159	$6,033	$6,149	$6,259	$6,119	$5,921

Ratio of debt to total adjusted capital:
Including subordinated debt	21.4%	21.8%	21.2%	22.8%	21.4%	22.1%
Excluding subordinated debt	16.5%	16.9%	16.3%	18.0%	16.5%	17.0%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Property and Casualty Insurance
Paid Losses (GAAP)	$640	$726	$596	$652	$554	$2,528	$2,353

	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16
Statutory Surplus
Property and Casualty Insurance	$2,781	$2,729	$2,817	$2,882	$3,013	$2,939
AFG’s principal annuity subsidiaries (total adjusted capital)	$2,442	$2,442	$2,433	$2,389	$2,341	$2,234

Allowable dividends without regulatory approval
Property and Casualty Insurance	$563	$563	$496	$496	$496	$496
Annuity and Run-off	263	263	197	197	197	197

Total	$826	$826	$693	$693	$693	$693

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - March 31, 2018
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$973	$392	$294	$—	$1,659	4%
Fixed maturities - Available for sale	7,420	31,693	12	—	39,125	85%
Fixed maturities - Trading	104	56	—	—	160	0%
Equity securities	1,051	681	54	—	1,786	4%
Investments accounted for using the equity method	440	657	—	—	1,097	2%
Mortgage loans	307	775	—	—	1,082	2%
Policy loans	—	181	—	—	181	1%
Equity Index Call Options	—	591	—	—	591	1%
Real estate and other investments	146	293	49	(220)	268	1%

Total cash and investments	$10,441	$35,319	$409	$(220)	$45,949	100%

	Carrying Value - December 31, 2017
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,398	$625	$315	$—	$2,338	5%
Fixed maturities - Available for sale	7,142	31,223	14	—	38,379	83%
Fixed maturities - Trading	232	116	—	—	348	1%
Equity securities	1,012	594	56	—	1,662	4%
Investments accounted for using the equity method	404	595	—	—	999	2%
Mortgage loans	308	817	—	—	1,125	2%
Policy loans	—	184	—	—	184	0%
Equity Index Call Options	—	701	—	—	701	2%
Real estate and other investments	158	311	57	(214)	312	1%

Total cash and investments	$10,654	$35,166	$442	$(214)	$46,048	100%

Unrealized gain/(loss) on equity securities	$165	$114	$—	$—	$279

Note: On January 1, 2018, AFG adopted Accounting Standards Update (“ASU”) 2016-01, which requires all equity securities other than those accounted for under the equity method to be reported at fair value with holding gains and losses recognized in net earnings.

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17	12/31/17	12/31/16
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$66	$65	$65	$65	$63	$258	$257
Fixed maturities - Trading	—	—	—	2	1	3	3
Equity securities	13	13	12	12	14	51	51
Equity in investees	17	4	8	11	4	27	22
Other investments	6	8	11	8	6	33	27

Gross investment income	102	90	96	98	88	372	360
Investment expenses	(2)	(4)	(2)	(2)	(2)	(10)	(10)

Total net investment income	$100	$86	$94	$96	$86	$362	$350

Average cash and investments (a)	$10,422	$10,062	$9,851	$9,947	$9,855	$9,948	$9,550

Average yield (b)	3.84%	3.42%	3.82%	3.86%	3.49%	3.64%	3.66%

Annuity and Run-off: Fixed Annuity
Gross Investment Income
Fixed maturities - Available for sale	$338	$342	$332	$322	$318	$1,314	$1,223
Equity securities	8	7	5	5	5	22	24
Equity in investees	29	9	12	10	6	37	22
Other investments	19	19	26	22	19	86	87

Gross investment income	394	377	375	359	348	1,459	1,356
Investment expenses	(3)	(4)	(2)	(2)	(3)	(11)	(10)

Total net investment income	$391	$373	$373	$357	$345	$1,448	$1,346

Average cash and investments (a)	$33,002	$32,245	$31,713	$30,988	$30,055	$31,250	$28,223

Average yield (b)	4.74%	4.62%	4.70%	4.62%	4.59%	4.63%	4.77%

AFG consolidated net investment income:
Property & Casualty	$100	$86	$94	$96	$86	$362	$350
Annuity and Run-off:
Fixed Annuity	391	373	373	357	345	1,448	1,346
Variable Annuity	3	3	2	3	2	10	10
Run-off	4	4	6	5	5	20	21
Parent & other non-insurance	—	6	1	4	3	14	6
Consolidate CLOs	(3)	(7)	(5)	(5)	(6)	(23)	(37)

Total net investment income	$495	$465	$471	$460	$435	$1,831	$1,696

(a)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(b)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

March 31, 2018	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$306	$303	$(3)	1%	0%
States, municipalities and political subdivisions	6,881	7,029	148	18%	15%
Foreign government	153	155	2	0%	0%
Residential mortgage-backed securities	2,734	3,065	331	8%	7%
Commercial mortgage-backed securities	922	940	18	2%	2%
Asset-backed securities	8,546	8,663	117	22%	19%
Corporate and other bonds	19,001	19,130	129	49%	42%

Total AFG consolidated	$38,543	$39,285	$742	100%	85%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.36%
Net of investment expense (a)	4.31%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	5 years

December 31, 2017	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$293	$291	$(2)	1%	1%
States, municipalities and political subdivisions	6,912	7,148	236	18%	15%
Foreign government	239	242	3	1%	1%
Residential mortgage-backed securities	2,887	3,230	343	8%	7%
Commercial mortgage-backed securities	928	963	35	2%	2%
Asset-backed securities	7,836	7,962	126	21%	17%
Corporate and other bonds	18,291	18,891	600	49%	41%

Total AFG consolidated	$37,386	$38,727	$1,341	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.51%
Net of investment expense (a)	4.43%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.

Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions )

	March 31, 2018				December 31, 2017
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Property and Casualty Insurance:
US Government and government agencies	$258	$256	$(2)	3%	$244	$243	$(1)	3%
States, municipalities and political subdivisions	2,688	2,706	18	36%	2,740	2,798	58	38%
Foreign government	142	143	1	2%	228	229	1	3%
Residential mortgage-backed securities	803	876	73	12%	843	918	75	13%
Commercial mortgage-backed securities	89	90	1	1%	93	95	2	1%
Asset-backed securities	2,040	2,042	2	27%	1,716	1,724	8	23%
Corporate and other bonds	1,414	1,411	(3)	19%	1,349	1,367	18	19%

Property and Casualty Insurance	$7,434	$7,524	$90	100%	$7,213	$7,374	$161	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.71%				3.73%
Net of investment expense (a)	3.60%				3.54%
Tax equivalent, net of investment expense (b)	3.82%				4.03%
Approximate average life and duration:
Approximate average life	5 years				5 years
Approximate duration	4 years				4 years

	March 31, 2018				December 31, 2017
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$48	$47	$(1)	0%	$48	$47	$(1)	0%
States, municipalities and political subdivisions	4,193	4,323	130	13%	4,172	4,350	178	14%
Foreign government	11	12	1	0%	11	13	2	0%
Residential mortgage-backed securities	1,928	2,177	249	7%	2,041	2,299	258	7%
Commercial mortgage-backed securities	833	850	17	3%	835	868	33	3%
Asset-backed securities	6,506	6,621	115	21%	6,120	6,238	118	20%
Corporate and other bonds	17,587	17,719	132	56%	16,942	17,524	582	56%

Total Annuity and Run-off	$31,106	$31,749	$643	100%	$30,169	$31,339	$1,170	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.51%				4.66%
Net of investment expense (a)	4.47%				4.61%
Approximate average life and duration:
Approximate average life	6.5 years				6.5 years
Approximate duration	5 years				5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.
Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	March 31, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,558	$6,600	$42	17%
AA	8,326	8,493	167	21%
A	9,261	9,365	104	24%
BBB	10,512	10,628	116	27%

Subtotal - Investment grade	34,657	35,086	429	89%
BB	852	859	7	2%
B	270	272	2	1%
Other (b)	2,764	3,068	304	8%

Subtotal - Non-Investment grade	3,886	4,199	313	11%

Total	$38,543	$39,285	$742	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2017
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,253	$6,356	$103	16%
AA	8,150	8,411	261	22%
A	9,149	9,447	298	25%
BBB	10,146	10,496	350	27%

Subtotal - Investment grade	33,698	34,710	1,012	90%
BB	725	739	14	2%
B	324	328	4	1%
Other (b)	2,639	2,950	311	7%

Subtotal - Non-Investment grade	3,688	4,017	329	10%

Total	$37,386	$38,727	$1,341	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 30 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

March 31, 2018	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$200	$196	$(4)	5%	1%
Prime (Non-Agency)	1,149	1,310	161	33%	3%
Alt-A	945	1,070	125	27%	2%
Subprime	440	489	49	12%	1%
Commercial	922	940	18	23%	2%

Total AFG consolidated	$3,656	$4,005	$349	100%	9%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 82%; Alt-A 79%; Subprime 83%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 733; Alt-A 702; Subprime 632.

•	95% of our Commercial MBS portfolio is investment-grade rated (82% AAA) and the average subordination for this group of assets is 32%.

•	The approximate average life by collateral type is - Residential 4.5 years; Commercial 5 years.

December 31, 2017	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$207	$205	$(2)	5%	0%
Prime (Non-Agency)	1,218	1,386	168	33%	3%
Alt-A	994	1,122	128	27%	3%
Subprime	468	517	49	12%	1%
Commercial	928	963	35	23%	2%

Total AFG consolidated	$3,815	$4,193	$378	100%	9%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	March 31, 2018
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$160	$155	$(5)	16%	1%
Prime (Non-Agency)	164	185	21	19%	2%
Alt-A	288	325	37	34%	3%
Subprime	191	211	20	22%	2%
Commercial	89	90	1	9%	1%

Total	$892	$966	$74	100%	9%

	December 31, 2017
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$166	$163	$(3)	16%	2%
Prime (Non-Agency)	174	195	21	19%	2%
Alt-A	301	339	38	34%	3%
Subprime	202	221	19	22%	2%
Commercial	93	95	2	9%	1%

Total	$936	$1,013	$77	100%	10%

Annuity and Run-off:	March 31, 2018
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$40	$41	$1	1%	0%
Prime (Non-Agency)	982	1,113	131	37%	3%
Alt-A	657	745	88	25%	2%
Subprime	249	278	29	9%	1%
Commercial	833	850	17	28%	2%

Total	$2,761	$3,027	$266	100%	8%

	December 31, 2017
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$41	$42	$1	1%	0%
Prime (Non-Agency)	1,041	1,178	137	37%	4%
Alt-A	693	783	90	25%	2%
Subprime	266	296	30	10%	1%
Commercial	835	868	33	27%	2%

Total	$2,876	$3,167	$291	100%	9%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	March 31, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,183	$1,199	$16	30%
AA	92	94	2	3%
A	196	207	11	5%
BBB	198	211	13	5%

Subtotal - investment grade	1,669	1,711	42	43%
BB	190	195	5	5%
B	177	180	3	4%
Other (b)	1,620	1,919	299	48%

Total	$3,656	$4,005	$349	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2017
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,209	$1,246	$37	30%
AA	90	93	3	2%
A	225	239	14	6%
BBB	170	182	12	4%

Subtotal - investment grade	1,694	1,760	66	42%
BB	192	197	5	5%
B	224	230	6	5%
Other (b)	1,705	2,006	301	48%

Total	$3,815	$4,193	$378	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 31 for more information.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - March 31, 2018
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$265	$1,837	$94	$425	$774	$3,028	$177	$6,600	17%
AA	30	4,573	60	76	18	2,443	1,293	8,493	21%
A	—	475	1	184	23	1,811	6,871	9,365	24%
BBB	—	56	—	137	74	785	9,576	10,628	27%

Subtotal - Investment grade	295	6,941	155	822	889	8,067	17,917	35,086	89%
BB	—	4	—	167	28	27	633	859	2%
B	—	7	—	176	4	4	81	272	1%
CCC, CC, C	—	1	—	1,004	6	2	24	1,037	3%
D	—	7	—	257	—	—	—	264	1%

Subtotal - Non-Investment grade	—	19	—	1,604	38	33	738	2,432	7%
Not Rated	8	69	—	639	13	563	475	1,767	4%

Total	$303	$7,029	$155	$3,065	$940	$8,663	$19,130	$39,285	100%

	Fair Value - December 31, 2017
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$250	$1,848	$168	$444	$802	$2,649	$195	$6,356	16%
AA	34	4,671	66	74	19	2,242	1,305	8,411	22%
A	—	494	3	216	23	1,835	6,876	9,447	25%
BBB	—	47	—	106	76	800	9,467	10,496	27%

Subtotal - Investment grade	284	7,060	237	840	920	7,526	17,843	34,710	90%
BB	—	4	4	173	24	23	511	739	2%
B	—	7	1	226	4	—	90	328	1%
CCC, CC, C	—	1	—	902	3	3	26	935	2%
D	—	5	—	517	—	—	—	522	1%

Subtotal - Non-Investment grade	—	17	5	1,818	31	26	627	2,524	6%
Not Rated	7	71	—	572	12	410	421	1,493	4%

Total	$291	$7,148	$242	$3,230	$963	$7,962	$18,891	$38,727	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.